GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1: -	GENERAL

Lumenis Ltd. together with its subsidiaries (the "Company") is an Israeli company engaged in research and development, manufacture, marketing, sale and servicing of laser and light-based systems and accessories for surgical, aesthetic and ophthalmic applications. The Company offers a broad range of such products that are used in a variety of applications, including ear, nose and throat treatment, benign prostatic hyperplasia, urinary lithotripsy, gynecology, gastroenterology, general surgery, dermatology, plastic surgery, photo rejuvenation, hair removal, non-invasive treatment of vascular lesions and pigmented lesions, acne, treatment of burns and scars, secondary cataracts, open angle glaucoma, angle-closure glaucoma and various retinal pathologies. The Company's products use proprietary technology and, accordingly, the Company holds numerous patents and licenses.